UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): February 25, 2004


                                  ELINEAR, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)



                0-27418                                76-0478045
                -------                                ----------
        (Commission File Number)                    (I.R.S. Employer
                                                   Identification No.)



                7240 Brittmoore, Suite 118, Houston, Texas 77041
                ------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (713) 896-0500
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.   OTHER  EVENTS.

     On February 25, 2004, eLinear, Inc. ("eLinear"), along with its
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subsidiaries NetView Technologies, Inc. and NewBridge Technologies, Inc.
(referred to collectively as the "Companies"), entered into a revolving credit facility with Laurus Master Fund, Ltd. ("Laurus") in which it issued Laurus (i)
                                         ------
a convertible secured note in the principal amount of $5,000,000 (the "Company
                                                                       -------
Note"), and (ii) a common stock purchase warrant (the "Warrant") to purchase up
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to 290,000 shares of eLinear common stock.  The credit facility is secured by all of the Companies assets. In addition, the payment of interest and principal of up to $2 million can, under certain circumstances, be made with shares of eLinear common stock at a conversion price of $2.91 per share. eLinear has agreed to register the resale of the shares of eLinear common stock underlying the convertible portion of the Company Note and the shares issuable upon exercise of the Warrant.

     Under the terms of the agreements, the Companies can borrow up to $5,000,000 at an annual interest rate of prime plus .75% (with a minimum rate of 4.75%) based on eligible accounts receivable balances. The Companies are eligible to borrow up to 90% of the amount of their eligible accounts receivable balances. The Companies are permitted to go over the borrowing limit, which is referred to as getting an "overadvance," if they get the approval of Laurus. These overadvances typically accrue interest at a rate of 1.5% per month, but until August 2004, the Companies are not required to pay this interest amount on any overadvances. As of February 25, 2004, the Companies had approximately $3.0 million outstanding on this credit facility. The Companies have the ability to prepay any amounts owed under this credit facility at 115% of the principal amount.

     eLinear can require the conversion of up to $2 million of the Company Note into eLinear common stock if the price per share of its common stock is greater than $3.20 and if eLinear has registered the resale of the shares to be issued Laurus upon such conversion. Notwithstanding the foregoing, eLinear's right to issue shares of its common stock in payment of obligations under the Company Note shall be subject to the limitation that the number of shares of common stock issued shall not exceed 25% of the aggregate dollar trading volume of eLinear common stock for the ten trading days immediately preceding the date on which the conversion is to occur (the "Call Date"). If the price of the common
                                       ---------
stock falls below $3.20 during the ten trading day period immediately preceding the Call Date, then Laurus will be required to convert only such that amount of the Company Note as shall equal 25% percent of the aggregate dollar trading volume for each day that the common stock has exceeded $3.20.

     The Warrant is exercisable by Laurus until February 23, 2011, and has three separate pricing tranches. The first pricing tranche is exercisable for up to 200,000 shares of eLinear common stock at a price of $3.05 per share. The second pricing tranche is exercisable for up to 50,000 shares of eLinear common stock at a price of $3.19 per share. The third pricing tranche is exercisable for up to 40,000 shares of eLinear common stock at a price of $3.32 per share. The Warrant is exercisable immediately. Subject to certain exceptions, in the event that on or before the date on which the Warrant is exercised, eLinear issues or sells, or is deemed to have issued or sold, any shares of eLinear common stock for consideration per share less than the exercise price of the Warrant as then in effect (a "Dilutive Issuance"), then the exercise price of
                              -----------------
the Warrant will be adjusted to reduce the exercise price in accordance with a weighted average formula contained in the Warrant.

     eLinear has agreed to file a registration statement with the Securities and Exchange Commission within a definitive period of time not to exceed 150 days from February 23, 2004 in order to register the resale of the shares of common stock underlying the convertible portion of the Company Note and the shares issuable upon exercise of the Warrant. If eLinear fails to meet this deadline, if the registration statement is not declared effective prior to the 90th day after filing the registration statement, if the registration statement ceases to remain effective, or certain other events occur, eLinear has agreed to pay Laurus liquidated damages of 1.5% of the principal amount of the convertible portion of the Company Note per month. In addition, each time the Companies borrow $2 million under the credit facility eLinear will be required to file an additional registration statement covering the possible conversion of that amount of the Company Note.

     This summary description of the credit facility with Laurus does not purport to be complete and is qualified in its entirety by reference to the form of the agreements and the other documents and instruments that are filed as exhibits to this current report.

     The press release issued by eLinear on February 25, 2004 relating to the credit facility is filed as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Business Acquired.
               Inapplicable.

          (b)  Pro Forma Financial Information.
               Inapplicable.

          (c)  Exhibits

          Exhibit Number      Exhibit Description
          --------------      -------------------

          10.17 Security Agreement dated as of February 23, 2004 by and between eLinear, Inc., NetView Technologies, Inc. and NewBridge Technologies, Inc. and Laurus Master Fund
          10.18 Common Stock Purchase Warrant Agreement dated as of February 23, 2004 by and between eLinear, Inc. and Laurus Master Fund, LLC
          10.19 Secured Revolving Note Agreement dated as of February 23, 2004 by and between eLinear, Inc., NetView Technologies, Inc. and NewBridge Technologies, Inc. and Laurus Master Fund, LLC
          10.20 Secured Convertible Minimum Borrowing Note Agreement dated as of February 23, 2004 by and between eLinear, Inc., NetView Technologies, Inc. and NewBridge Technologies, Inc. and Laurus Master Fund, LLC
          10.21 Minimum Borrowing Note Registration Rights Agreement dated as of February 23, 2004 by and between eLinear, Inc. and Laurus Master Fund, LLC
          10.22 Funds Escrow Agreement dated as of February 23, 2004 by and between eLinear, Inc., NetView Technologies, Inc. and NewBridge Technologies, Inc. and Laurus Master Fund, LLC
          99.1                Press  release  issued  February  25,  2004

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        ELINEAR, INC.



                                        By: /s/ Kevan Casey
                                            -------------------------
                                            Kevan Casey,
                                            Chief Executive Officer



DATE: February 26 2004

                                  Exhibit Index
                                  -------------


     Exhibit Number      Exhibit Description
     --------------      -------------------

     10.17 Security Agreement dated as of February 23, 2004 by and between eLinear, Inc., NetView Technologies, Inc. and NewBridge Technologies, Inc. and Laurus Master Fund, LLC
     10.18 Common Stock Purchase Warrant Agreement dated as of February 23, 2004 by and between eLinear, Inc. and Laurus Master Fund, LLC
     10.19 Secured Revolving Note Agreement dated as of February 23, 2004 by and between eLinear, Inc., NetView Technologies, Inc. and NewBridge Technologies, Inc. and Laurus Master Fund, LLC
     10.20 Secured Convertible Minimum Borrowing Note Agreement dated as of February 23, 2004 by and between eLinear, Inc., NetView Technologies, Inc. and NewBridge Technologies, Inc. and Laurus Master Fund, LLC
     10.21 Minimum Borrowing Note Registration Rights Agreement dated as of February 23, 2004 by and between eLinear, Inc. and Laurus Master Fund, LLC
     10.22 Funds Escrow Agreement dated as of February 23, 2004 by and between eLinear, Inc., NetView Technologies, Inc. and NewBridge Technologies, Inc. and Laurus Master Fund, LLC
     99.1                Press release issued February 25, 2004




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